UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23251

Invesco High Income 2024 Target Term Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 02/28

Date of reporting period: 08/31/2020

Item 1. Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	August 31, 2020

Invesco High Income 2024 Target Term Fund
NYSE: IHTA

2	Letters to Shareholders
3	Fund Performance
3	Share Repurchase Program Notice
4	Important Policy Change Notice
7	Dividend Reinvestment Plan
8	Schedule of Investments
11	Financial Statements
15	Financial Highlights
16	Notes to Financial Statements
22	Approval of Investment Advisory and Sub-Advisory Contracts
24	Proxy Results

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 341 2929 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    Invesco’s efforts to help investors achieve their financial objectives include providing timely information about the markets, the economy and investing. Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance and holdings.

     In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you with information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco High Income 2024 Target Term Fund

Fund Performance

Performance summary
Cumulative total returns, 2/29/20 to 8/31/20

Fund at NAV	-18.70%
Fund at Market Value	-21.85
Bloomberg Barclays U.S. CMBS Investment Grade Index▼	1.43
Market Price Discount to NAV as of 8/31/20	-7.29

Source: ▼Bloomberg L.P.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Investment return, net asset value (NAV) and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

    The Bloomberg Barclays U.S. CMBS Investment Grade Index consists of publicly issued, fixed rate, nonconvertible, investment grade debt securities.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Important Notice Regarding Share Repurchase Program

In September 2020, the Board of Trustees of the Fund approved a share repurchase program that allows the Fund to repurchase up to 25% of the 20-day average trading volume of the Fund’s common shares when the Fund is trading at a 10% or greater discount to its net asset value. The Fund will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value.

3	Invesco High Income 2024 Target Term Fund

Changes to the Fund’s Governing Documents

On August 13, 2020, the Fund’s Board of Trustees (the “Board”) approved changes to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Fund’s Amended and Restated Bylaws (the “Bylaws”). The following is a summary of certain of these changes.

Declaration of Trust

The Fund’s Declaration of Trust was amended to provide as follows:

∎

A Majority Trustee Vote is required on all Board actions, including amendments to the Declaration of Trust. “Majority Trustee Vote” means (a) with respect to a vote of the Board, a vote of the majority of the Trustees then in office, and a separate vote of a majority of the Continuing Trustees; and (b) with respect to a vote of a committee or sub-committee of the Board, a vote of the majority of the members of such committee or sub-committee, and a separate vote of a majority of the Continuing Trustees that are members of such committee or sub-committee. “Continuing Trustee” means a Trustee who either (a) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

∎

Any Trustee may only be removed for cause, including but not limited to (i) willful misconduct, dishonesty, or fraud on the part of the Trustee in the conduct of his or her office; (ii) failing to meet, on a continuous basis, the Trustee Qualifications (as defined below); or (iii) being indicted for, pleading guilty to or being convicted of a felony, in each case only by a written instrument signed by at least 75% of the number of Trustees prior to such removal (not including the Trustee(s) for which removal is being sought), specifying the date when such removal shall become effective.

∎

In the event of a vacancy on the Board, the size of the Board is automatically reduced by the number of vacancies (but not to less than two) until the Board maintains or increases the size of the Board.

∎	The following Trustee Qualifications are imposed on all nominees and current Trustees, whether or not nominated by a third party:

(a) An individual who is an Affiliated Person of any:

(1) Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

(2) Pooled Vehicle (as defined below) (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser); or

(3) Entity Controlling, Controlled by, or under common Control with, any Investment Adviser (other than the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser) or Pooled Vehicle (other than a Pooled Vehicle advised or managed by the Fund’s Investment Adviser or any Investment Adviser affiliated with the Fund’s Investment Adviser);

shall be disqualified from being nominated or serving as a Trustee, if the Board determines by Majority Trustee Vote (excluding the vote of any Trustee subject to such vote) that such relationship is reasonably likely to:

(1) Present undue conflicts of interest between (i) the Fund and its Shareholders, and (ii) such other Investment Adviser or Pooled Vehicle;

(2) Impede the ability of the individual to discharge the duties of a Trustee; and/or

(3) Impede the free flow of information (including proprietary, non-public or confidential information) between the Fund’s Investment Adviser and the Board.

(b) An individual who:

(1) Is a 12(d) Control Person (as defined below);

(2) Is an Affiliated Person of a 12(d) Holder (as defined below) or 12(d) Control Person; or

(3) Has accepted directly or indirectly any consulting, advisory, or other compensatory fee from any 12(d) Holder or 12(d) Control Person;

shall be disqualified from being nominated or serving as a Trustee.

(c) An individual who serves as a trustee or director of 5 or more issuers (including the Fund) having securities registered under the Securities Exchange Act of 1934 (the “Exchange Act”) (for these purposes, investment companies or individual series thereof having the same Investment Adviser as the Fund or any Investment Adviser affiliated with the Fund’s Investment Adviser shall be counted as a single issuer) shall be disqualified from being nominated or serving as a Trustee.

(d) An individual who has been subject to any censure, order, consent decree or adverse final action of any federal, state, or foreign governmental or regulatory authority barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, been the subject of any investigation or proceeding that could reasonably be expected to result in an individual nominated or serving as a Trustee failing to satisfy the requirements of this paragraph, or is or has been engaged in any conduct which has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the Securities and Exchange Commission (“SEC”) censuring, placing limitations on the activities, functions, or operation of, suspending, or revoking the registration of any Investment Adviser under Section 203(e) or (f) of the Investment Advisers Act of 1940 shall be disqualified from being nominated or serving as a Trustee.

(e) An individual who is or has been the subject of any of the ineligibility provisions contained in Section 9(b) of the Investment Company Act of 1940 (the “1940 Act”) that would permit, or could reasonably have been expected or would reasonably be expected to permit the

4	Invesco High Income 2024 Target Term Fund

SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from servicing or acting as an employee, officer, trustee, director, member of an advisory board, Investment Adviser or depositor of, or principal underwriter for, a registered investment company or Affiliated Person of such Investment Adviser, depositor, or principal underwriter shall be disqualified from being nominated or serving as a Trustee.

For purposes of the foregoing, the following definitions apply:

“12(d) Control Person” means any person who Controls, is Controlled by, or under common Control with, a 12(d) Holder (solely for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act);

“12(d) Holder” is defined as an investment company (including, for purposes of (1) below, any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or (7) of the 1940 Act) that in the aggregate owns, directly or indirectly through any companies Controlled by the 12(d) Holder, of record or beneficially as defined in Rule 13d-3 and 13d-5 of the Securities Act of 1934:

(1) More than three percent (3%) of the outstanding voting Shares of the Fund;

(2) Securities issued by the Fund having an aggregate value in excess of five percent (5%) of the total assets of such investment company or of any company or companies Controlled by such investment company;

(3) Securities issued by the Fund and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment or any company or companies Controlled by the investment company making such investment;

(4) Together with other investment companies having the same Investment Adviser and companies Controlled by such investment companies, more than ten percent (10%) of the total outstanding Shares of the Fund; or

(5) For an investment company operating as a “fund of funds” pursuant to Section 12(d)(1)(F) of the 1940 Act, together with all Affiliated Persons of such investment company, more than three percent (3%) of the outstanding voting Shares of the Fund (solely for purposes of determining an “Affiliated Person” for purposes of this definition, an Investment Adviser shall be deemed to Control any investment company that it advises, including any collective investment vehicle that would be an investment company but for the exception provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act).

“Pooled Vehicle” means (i) any issuer meeting the definition of an “investment company” in Section 3(a) of the 1940 Act, or (ii) any person that would meet the definition of an investment company but for the exceptions in Section 3(c) of the 1940 Act.

Bylaws

The Fund’s Bylaws were amended to provide as follows:

∎

At all meetings of the Board, one-half (50%) of the Trustees then in office, including one-half (50%) of the Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. At all meetings of any committee or sub-committee, one-half (50%) of the committee members or sub-committee members, including one-half (50%) of the committee members or sub-committee members who are Continuing Trustees (but in no event fewer than two Trustees), shall constitute a quorum for the transaction of business. Business transacted at any meeting of Shareholders shall be limited to (a) the purpose stated in the notice, (b) the adjournment of such meeting in accordance with the relevant provisions of the Bylaws, and (c) solely with respect to annual meetings, such other matters as are permitted to be presented at the meeting in accordance with the relevant provisions of the Bylaws.

∎

A majority of the outstanding Shares entitled to vote at a Shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the Shareholders’ meeting, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which Shares are listed for trading, in which case such quorum shall comply with such requirements. Quorum shall be determined with respect to the meeting as a whole regardless of whether particular matters have achieved the requisite vote for approval, but the presence or absence of a quorum shall not prevent any adjournment at the meeting pursuant to the relevant provisions of the Bylaws.

∎

When a quorum is present at any meeting, the vote of the shares as set forth in the Declaration of Trust shall decide any question brought before such meeting, unless a different vote is required by the express provision of applicable law, the Declaration of Trust, the Bylaws or other governing instrument of the Fund, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, and whether or not a quorum is present, the vote of the holders of one-third (1/3) of the shares cast, or the chair of the meeting in his or her discretion, shall have the power to adjourn a meeting of the Shareholders with regard to a particular proposal scheduled to be voted on at such meeting or to adjourn such meeting entirely.

∎

The matters to be considered and brought before any annual meeting of Shareholders of the Fund shall be limited to only such matters, including the nomination and election of Trustees, as shall be brought properly before such meeting in compliance with the procedures set forth in the Bylaws. For any matter to be properly brought before any annual meeting of Shareholders, the matter must be (among other requirements specified in the Bylaws), brought before the annual meeting in the manner specified in the Bylaws by a Record Owner at the time of the giving of notice, on the record date for such meeting and at the time of the meeting, or a Shareholder (a “Nominee Holder”) that holds voting securities entitled to vote at meetings of Shareholders through a nominee or “street name” holder of record and can demonstrate to the Fund such indirect ownership and such Nominee Holder’s entitlement to vote such securities, and is a Nominee Holder at the time of the giving of notice provided for in the Bylaws, on the record date for such meeting and at the time of the meeting, with proof of such ownership or holding reasonably satisfactory to the Fund to be provided by such Record Owner or Nominee Holder at each such aforementioned time.

5	Invesco High Income 2024 Target Term Fund

∎

Any Shareholder desiring to nominate any person(s) for election as a Trustee shall deliver, as part of such Shareholder Notice, a statement in writing with respect to the person(s) to be nominated, together with any persons to be designated as a proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification (a “Proposed Nominee”) setting forth all information required by the Bylaws, including each Proposed Nominee’s written representation that he or she agrees to complete, execute, and return to the Fund within 5 business days of receipt the Fund’s form of trustee questionnaire and any supplemental information reasonably requested by the Fund.

∎

Any Shareholder who gives a Shareholder Notice of any matter proposed to be brought before an annual meeting or to elect Proposed Nominees shall deliver, as part of such Shareholder Notice, all statements and representations required by the Bylaws, including: 1) a statement in writing with respect to the Shareholder and the beneficial owner, if any, on whose behalf the proposal is being made setting forth, among other requirements, the number and class of all Shares which the Shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (including any derivative or short positions, profit interests, options or similar rights, and borrowed or loaned shares); and 2) an agreement to return to the Fund within 5 business days of receipt such other information as the Board may reasonably request.

∎

To be considered a qualified representative of the Shareholder, a Person must be a duly authorized officer, manager or partner of such Shareholder, as evidenced by an incumbency certificate executed by the corporate secretary (or other duly authorized officer) of the Shareholder, or must be authorized by a writing executed by such Shareholder delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders, and such Person must deliver a copy of such incumbency certificate or writing to the secretary of the meeting.

∎

Only such matters shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of meeting. Nominations of individuals for election to the Board may be made at a special meeting of Shareholders at which Trustees are to be elected: 1) pursuant to the Fund’s notice of meeting; 2) by or at the direction of the Board; or 3) provided that the Board has determined that Trustees shall be elected at such special meeting, and such special meeting shall meet all of the requirements with respect to annual meetings as if such special meeting were an annual meeting.

∎

Provisions in the Bylaws regarding advance notice of Shareholder Nominees for Trustee and other Shareholder proposals shall not apply to Shareholder proposals made pursuant to Rule 14a-8 under the Exchange Act. Notwithstanding the forgoing, no Shareholder proposal may be brought before an annual meeting, whether submitted pursuant to the applicable provisions of the Bylaws or Rule 14a-8 under the Exchange Act, unless Shareholders have power to vote on the Shareholder proposal, or the subject matter of the Shareholder proposal, pursuant to the Declaration of Trust, irrespective of whether such Shareholder proposal is submitted as a precatory recommendation to the Board.

∎	No person shall be eligible for election as a Trustee of the Fund unless nominated in accordance with the procedures set forth in the Bylaws.

The Fund’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Fund’s Secretary, c/o Invesco Advisers, Inc., 1555 Peachtree Street NE, Atlanta, GA 30309.

6	Invesco High Income 2024 Target Term Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition , transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40 233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount , the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

7	Invesco High Income 2024 Target Term Fund

Schedule of Investments

August 31, 2020

(Unaudited)

	Principal Amount	Value

Asset-Backed Securities-110.31%(a)
CD Mortgage Trust, Series 2017-CD3, Class D, 3.25%, 01/10/2027(b)(c)	$2,000,000	$1,554,816

Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, 5.26%, 02/10/2024(b)(c)(d)	500,000	452,562

Series 2014-GC19, Class XA, IO, 1.31%, 01/10/2024(b)(e)	40,198,044	1,336,770

Series 2014-GC23, Class D, 4.63%, 07/10/2024(b)(c)(d)	3,000,000	2,665,741

Commercial Mortgage Trust, Series 2013-CR13, Class D, 5.05%, 12/10/2023(b)(c)(d)	3,250,000	2,322,312

Series 2014-CR14, Class C, 4.77%, 01/10/2024(b)(d)	1,000,000	1,011,775

Series 2014-CR19, Class C, 4.87%, 08/10/2024(b)(d)	3,000,000	3,043,284

Series 2014-CR19, Class D, 4.87%, 08/10/2024(b)(c)(d)	4,000,000	3,531,306

Series 2014-CR20, Class D, 3.22%, 06/10/2034(c)	2,000,000	1,538,065

Series 2014-LC15, Class XA, IO, 1.26%, 12/10/2023(b)(e)	43,176,110	1,313,776

Series 2014-UBS4, Class C, 4.80%, 07/10/2024(b)(d)	3,000,000	2,978,130

Series 2014-UBS4, Class XD, IO, 1.11%, 07/10/2032(c)(e)	23,411,341	761,739

Series 2014-UBS5, Class D, 3.50%, 09/10/2024(b)(c)	4,500,000	2,634,224

Series 2014-UBS6, Class C, 4.59%, 12/10/2024(b)(d)	1,287,000	1,223,709

Series 2014-UBS6, Class D, 4.09%, 12/10/2024(b)(c)(d)	5,000,000	2,661,972

Series 2015-CR22, Class D, 4.24%, 09/10/2028(c)(d)	4,000,000	3,512,809

CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class E, 3.35%, 02/15/2032(c)(d)	4,000,000	2,254,823

DBJPM Mortgage Trust, Series 2017-C6, Class D, 3.38%, 06/10/2027(b)(c)(d)	3,500,000	3,105,997

FREMF Mortgage Trust, Series 2016-K57, Class C, 4.05%, 10/25/2028(c)(d)	3,000,000	3,137,243

Series 2017-K71, Class C, 3.88%, 02/25/2032(c)(d)	3,000,000	3,161,082

Series 2017-KF41, Class B, 2.66% (1 mo. USD LIBOR + 2.50%), 05/25/2028(c)(f)	1,193,600	1,153,686

GS Mortgage Securities Trust, Series 2015-GC30, Class C, 4.21%, 05/10/2025(b)(d)	3,398,000	3,200,972

Hilton USA Trust, Series 2016-SFP, Class F, 6.16%, 11/05/2023(c)	3,000,000	2,951,176

	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class D, 4.24%, 06/15/2023(b)(d)	$500,000	$441,851

Series 2014-C22, Class D, 4.71%, 08/15/2024(b)(c)(d)	3,500,000	2,240,069

Series 2014-C23, Class D, 4.12%, 09/15/2024(b)(c)(d)	3,500,000	2,979,810

Series 2014-C26, Class D, 4.02%, 12/15/2024(b)(c)(d)	4,954,000	4,326,071

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class D, 3.25%, 12/15/2024(b)(c)	4,000,000	3,270,015

Series 2015-C22, Class D, 4.37%, 04/15/2025(b)(c)(d)	4,379,676	3,366,899

Series 2015-C24, Class D, 3.26%, 07/15/2025(b)(c)	1,300,000	1,047,850

Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 02/15/2026(b)(c)	3,532,000	2,803,970

Motel 6 Trust, Series 2017-MTL6, Class F, 4.41% (1 mo. USD LIBOR + 4.25%), 08/15/2021(c)(f)	2,407,344	2,327,237

Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.96%, 12/15/2024(b)(c)(d)	3,500,000	2,931,173

Series 2015-NXS2, Class D, 4.44%, 07/15/2025(b)(d)	1,000,000	842,529

WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class D, 4.59%, 02/15/2024(b)(c)(d)	3,500,000	2,931,540

Total Asset-Backed Securities (Cost $90,476,581)		81,016,983

	Shares
Preferred Stocks-11.83%
Mortgage REITs-11.83%
New York Mortgage Trust, Inc., 8.00%, Series D, Pfd.(g)	100,000	2,110,000

PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(g)	97,000	2,398,810

Two Harbors Investment Corp., 7.63%, Series B, Pfd.(g)	98,000	2,160,900

Two Harbors Investment Corp., 7.25%, Series C, Pfd.(g)	96,000	2,017,920

Total Preferred Stocks (Cost $9,883,077)		8,687,630

	Principal Amount
U.S. Dollar Denominated Bonds & Notes-3.71%
Mortgage REITs-3.71%
Granite Point Mortgage Trust, Inc., Conv., 5.63%, 12/01/2022 (Cost $2,995,738)(c)	$3,000,000	2,722,500

U.S. Government Sponsored Agency Mortgage-Backed Securities-2.53%
Freddie Mac Multifamily Structured Pass Through Ctfs., Series 2017- K041,Class X1,IO, 0.68%, 10/25/2024(b)(e) (Cost $1,857,692)	94,236,733	1,855,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Income 2024 Target Term Fund

	Principal Amount	Value

U.S. Treasury Securities-0.53%
U.S. Treasury Bills-0.53%
0.15% - 0.40%, 09/03/2020 (Cost $389,996)(h)(i)	$390,000	$389,996

	Shares
Money Market Funds-7.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(j)(k)	1,865,424	1,865,424

Invesco Liquid Assets Portfolio, Institutional Class, 0.12%(j)(k)	1,217,592	1,218,322

Invesco Treasury Portfolio, Institutional Class, 0.02%(j)(k)	2,131,914	2,131,914

Total Money Market Funds (Cost $5,215,436)		5,215,660

TOTAL INVESTMENTS IN SECURITIES-136.01% (Cost $110,818,520)		99,887,791

REVERSE REPURCHASE AGREEMENTS- (36.76)%		(27,000,000)

OTHER ASSETS LESS LIABILITIES-0.75%		554,532

NET ASSETS APPLICABLE TO COMMON SHARES-100.00%		$73,442,323

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Maturity date reflects the anticipated repayment date.
(b)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1I.

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount

Wells Fargo Bank, N.A.	$27,000,000	$(27,000,000)	$–

* Amount does not include excess collateral pledged.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2020 was $68,346,687, which represented 93.06% of the Fund’s Net Assets.

(d)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(e)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2020.

(f)

Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2020. (g) Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.

(h)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1J.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2020.

	Value February 29, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$644,399	$ 3,628,111	$(2,407,086)	$ -	$ -	$1,865,424	$1,027
Invesco Liquid Assets Portfolio, Institutional Class	527,893	2,591,508	(1,901,080)	158	(157)	1,218,322	1,748
Invesco Treasury Portfolio, Institutional Class	736,455	4,146,414	(2,750,955)	-	-	2,131,914	1,010
Total	$1,908,747	$10,366,033	$(7,059,121)	$158	$(157)	$5,215,660	$3,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Income 2024 Target Term Fund

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2020.

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(a)
Interest Rate Risk
Receive	3 Month USD LIBOR	Quarterly	(2.86)%	Semi-annual	11/29/2024	USD	12,600,000	$–	$(1,374,760)	$(1,374,760)
Receive	3 Month USD LIBOR	Quarterly	(2.83)	Semi-annual	11/29/2024	USD	3,000,000	–	(323,410)	(323,410)
Total Centrally Cleared Interest Rate Swap Agreements								$–	$(1,698,170)	$(1,698,170)

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

		Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value(b)	Unrealized Appreciation (Depreciation)(b)
Credit Risk
J.P. Morgan Chase Bank, N.A.	Markit CMBX North America BBB - Index Series 8, Version 1	Sell	3.00%	Monthly	10/17/2057	9.656%	USD 8,400,000	$(788,230)	$(1,896,404)	$(1,108,174)
(a)

Implied credit spreads represent the current level, as of August 31, 2020, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	Swaps are collateralized by $1,700,000 cash held with J.P. Morgan Chase Bank, N.A., the Counterparty.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate
USD - U.S. Dollar

Portfolio Composition*

By credit quality, based on total investments

as of August 31, 2020

AAA	4.30%
A	2.80
A-	8.00
BBB+	0.80
BBB	5.40
BBB-	54.00
BB-	2.10
B+	3.50
B	2.20
Non-Rated	11.90
Cash	5.00

*

Portfolio information is subject to change due to active management. Ratings are based upon using Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), Kroll Bond Rating Agency, Inc. (“Kroll”), DBRS Limited (“DBRS”) and Morningstar Credit Ratings, LLC (“Morningstar”) if any such nationally recognized statistical rating organizations (“NRSROs”) rate the security. If securities are rated differently by the ratings agencies, the highest rating is applied.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Income 2024 Target Term Fund

Statement of Assets and Liabilities

August 31, 2020

(Unaudited)

Assets:
Investments in securities, at value (Cost $105,603,084)	$94,672,131

Investments in affiliated money market funds, at value (Cost $5,215,436)	5,215,660

Other investments:
Swaps receivable - OTC	4,900

Deposits with brokers:
Cash collateral - OTC Derivatives	1,700,000

Cash	335,713

Receivable for:
Dividends	48,832

Interest	523,242

Investment for trustee deferred compensation and retirement plans	7,079

Total assets	102,507,557

Liabilities:
Other investments:
Variation margin payable - centrally cleared swap agreements	6,047

Premiums received on swap agreements - OTC	788,230

Unrealized depreciation on swap agreements-OTC	1,108,174

Payable for:
Reverse repurchase agreements	27,000,000

Dividends	16,226

Accrued fees to affiliates	15,596

Accrued trustees’ and officers’ fees and benefits	3,064

Accrued other operating expenses	120,818

Trustee deferred compensation and retirement plans	7,079

Total liabilities	29,065,234

Net assets applicable to common shares	$73,442,323

Net assets applicable to common shares consist of:
Shares of beneficial interest - common shares	$86,129,404

Distributable earnings (loss)	(12,687,081)

$73,442,323

Shares outstanding, no par value, with an unlimited number of common shares authorized:
Shares outstanding	8,780,133

Net asset value per common share	$8.36

Market value per common share	$7.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Income 2024 Target Term Fund

Statement of Operations

For the six months ended August 31, 2020

(Unaudited)

Investment income:
Interest	$2,930,071

Dividends	272,860

Dividends from affiliated money market funds	3,785

Total investment income	3,206,716

Expenses:
Advisory fees	331,958

Administrative services fees	5,546

Custodian fees	2,345

Interest, facilities and maintenance fees	265,721

Transfer agent fees	6,668

Trustees’ and officers’ fees and benefits	8,347

Registration and filing fees	10,663

Reports to shareholders	6,326

Professional services fees	50,976

Taxes	30,537

Other	2,838

Total expenses	721,925

Less: Fees waived	(1,656)

Net expenses	720,269

Net investment income	2,486,447

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(337,350)

Swap agreements	80,752

(256,598)

Change in net unrealized appreciation (depreciation) of:
Investment securities	(18,481,066)

Swap agreements	(1,912,385)

(20,393,451)

Net realized and unrealized gain (loss)	(20,650,049)

Net increase (decrease) in net assets resulting from operations applicable to common shares	$(18,163,602)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Income 2024 Target Term Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2020 and the year ended February 29, 2020

(Unaudited)

	August 31,	February 29,
	2020	2020

Operations:
Net investment income	$2,486,447	$4,712,043

Net realized gain (loss)	(256,598)	460,904

Change in net unrealized appreciation (depreciation)	(20,393,451)	6,023,687

Net increase (decrease) in net assets resulting from operations applicable to common shares	(18,163,602)	11,196,634

Distributions to common shareholders from distributable earnings	(2,459,833)	(4,921,389)

Net increase in common shares of beneficial interest	14,640	11,165

Net increase (decrease) in net assets applicable to common shares	(20,608,795)	6,286,410

Net assets applicable to common shares:
Beginning of period	94,051,118	87,764,708

End of period	$73,442,323	$94,051,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Income 2024 Target Term Fund

Statement of Cash Flows

For the six months ended August 31, 2020

(Unaudited)

Cash provided by operating activities:

Net increase (decrease) in net assets resulting from operations applicable to common shares	$(18,163,602)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Proceeds from sales of investments	6,885,466

Proceeds from sales of short-term investments, net	(40,676)

Amortization of premium on investment securities	881,021

Accretion of discount on investment securities	(662,497)

Decrease in receivables and other assets	25,190

Decrease in accrued expenses and other payables	(120)

Net realized loss from investment securities	337,193

Net change in unrealized depreciation on investment securities	18,481,224

Net change in transactions in swap agreements	1,373,435

Increase in cash collateral swap agreements	(1,320,000)

Net cash provided by operating activities	7,796,634

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(2,441,038)

Proceeds from reverse repurchase agreements	(2,000,000)

Net cash provided by (used in) financing activities	(4,441,038)

Net increase in cash and cash equivalents	3,355,596

Cash and cash equivalents at beginning of period	2,195,777

Cash and cash equivalents at end of period	$5,551,373

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$14,640

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$272,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Income 2024 Target Term Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Six Months Ended August 31,	Year Ended February 29,	Years Ended February 28,
	2020	2020	2019	2018(a)

Net asset value per common share, beginning of period	$ 10.71	$ 10.00	$9.67	$9.81

Net investment income(b)	0.28	0.54	0.64	0.10

Net gains (losses) on securities (both realized and unrealized)	(2.35)	0.73	0.25	(0.15)

Total from investment operations	(2.07)	1.27	0.89	(0.05)

Dividends paid to common shareholders from net investment income	(0.28)	(0.56)	(0.56)	(0.09)

Net asset value per common share, end of period	$8.36	$ 10.71	$10.00	$9.67

Market value per common share, end of period	$ 7.76	$ 10.33	$9.55	$9.15

Total return at net asset value(c)	(18.80)%	13.07%	9.86%	(0.49)%

Total return at market value(d)	(21.85)%	14.19%	10.88%	(8.09)%

Net assets applicable to common shares, end of period (000’s omitted)	$73,442	$94,051	$87,765	$84,883

Portfolio turnover rate(e)	0%	9%	5%	3%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	2.14%(f)	2.31%	2.40%	2.02	%(g)

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.35%(f)	1.20%	1.22%	1.43	%(g)

Without fee waivers and/or expense reimbursements	2.14%(f)	2.31%	2.41%	2.04	%(g)

Without fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.35%(f)	1.20%	1.22%	1.45	%(g)

Ratio of net investment income to average net assets	7.38%(f)	5.14%	6.53%	4.38	%(g)

(a)	Commencement date of December 04, 2017.
(b)	Calculated using average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(d)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Ratios are annualized and based on average daily net assets applicable to common shares (000’s omitted) of $66,789.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Income 2024 Target Term Fund

Notes to Financial Statements

August 31, 2020

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Income 2024 Target Term Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

The Fund’s investment objectives are to provide a high level of current income and to return $9.835 per share (the original net asset value (the “NAV”) per common share before deducting offering costs of $0.02 per share) (“Original NAV”) to common shareholders on or about December 1, 2024 (the “Termination Date”). The objective to return the Fund’s Original NAV is not an express or implied guarantee obligation of the Fund or any other entity. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, if any, and distribute all its liquidated net assets to common shareholders of record unless the term is extended for one period of up to six months by a vote of the Fund’s Board of Trustees. The Fund’s ability to successfully return the Original NAV to holders of common shares on or about the Termination Date will depend on market conditions at that time and the success of various portfolio and cash flow management techniques.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash

16	Invesco High Income 2024 Target Term Fund

dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

E.

Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

F.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss as a result of such indemnification claims is considered remote.

I.

Reverse Repurchase Agreements – The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are shown in the Statement of Operations as Interest, facilities and maintenance fees.

J.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and

17	Invesco High Income 2024 Target Term Fund

thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2020 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K.

LIBOR Risk – The Fund may invest in instruments that use or may use a floating reference rate based on LIBOR. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. Industry initiatives are underway to identify alternative reference rates; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

M.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

18	Invesco High Income 2024 Target Term Fund

O.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.70% of the Fund’s average daily managed assets. Managed assets for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).

Further, the Adviser has contractually agreed, through at least June 30, 2022, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2020, the Adviser waived advisory fees of $1,656.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2020, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$81,016,983	$–	$81,016,983

Preferred Stocks	8,687,630	–	–	8,687,630

U.S. Dollar Denominated Bonds & Notes	–	2,722,500	–	2,722,500

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	1,855,022	–	1,855,022

U.S. Treasury Securities	–	389,996	–	389,996

Money Market Funds	5,215,660	–	–	5,215,660

Total Investments in Securities	13,903,290	85,984,501	–	99,887,791

Other Investments - Liabilities*

Swap Agreements	–	(2,806,344)	–	(2,806,344)

Reverse Repurchase Agreements	–	(27,000,000)	–	(27,000,000)

Total Investments	$13,903,290	$56,178,157	$–	$70,081,447

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

19	Invesco High Income 2024 Target Term Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2020:

	Value
	Credit	Interest
Derivative Liabilities	Risk	Rate Risk	Total

Unrealized depreciation on swap agreements – Centrally Cleared(a)	$-	$(1,698,170)	$(1,698,170)

Unrealized depreciation on swap agreements – OTC	(1,108,174)	-	(1,108,174)

Total Derivative Liabilities	(1,108,174)	(1,698,170)	(2,806,344)

Derivatives not subject to master netting agreements	-	1,698,170	1,698,170

Total Derivative Liabilities subject to master netting agreements	$(1,108,174)	$-	$(1,108,174)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2020.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreement	Agreement	Derivatives	Non-Cash	Cash	Amount

JPMorgan Chase Bank, N.A.	$4,900	$(1,896,404)	$(1,891,504)	$-	$1,700,000	$(191,504)

Effect of Derivative Investments for the six months ended August 31, 2020

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Swap agreements	$228,069	$(147,317)	$80,752

Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(1,592,098)	(320,287)	(1,912,385)

Total	$(1,364,029)	$(467,604)	$(1,831,633)

The table below summarizes the average notional value of derivatives held during the period.

Swap
Agreements

Average notional value	$24,000,000

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any, at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund has entered into a $29 million Master Repurchase and Securities Contract, which will mature on August 16, 2022. During the six months ended August 31, 2020, the average daily balance of borrowings under the reverse repurchase agreements was $27,000,000, with a weighted interest rate of 1.84% and interest expense of $265,721. Interest is accrued daily and paid monthly. As of the six months ended August 31, 2020, the pricing rate is equal to the 1 month LIBOR plus a pricing margin of 1.25%. The carrying amount of the Fund’s Payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value.

20	Invesco High Income 2024 Target Term Fund

Reverse repurchase agreements outstanding as of August 31, 2020 were as follows:

				Face Value
	Interest	Maturity	Face	Including
Counterparty	Rate	date	Value	Accrued Interest

Wells Fargo Bank, N.A.	1.42%	8/16/2022	$27,000,000	$27,000,000

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 29, 2020.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2020 was $0 and $6,885,466, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$632,128

Aggregate unrealized (depreciation) of investments	(14,085,876)

Net unrealized appreciation (depreciation) of investments	$(13,453,748)

Cost of investments for tax purposes is $109,746,965.

NOTE 9–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six Months Ended	Year Ended
	August 31,	February 29,
	2020	2020

Beginning shares	8,778,182	8,777,136

Shares issued through dividend reinvestment	1,951	1,046

Ending shares	8,780,133	8,778,182

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 10–Dividends

The Fund declared the following dividends to common shareholders from net investment income subsequent to August 31, 2020:

Declaration Date	Amount per Share	Record Date	Payable Date

September 1, 2020	$0.0467	September 15, 2020	September 30, 2020

October 1, 2020	$0.0467	October 15, 2020	October 30, 2020

NOTE 11–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The COVID-19 pandemic is likely to result in declining property rents and vacancy rates which will impact the financial stability of mortgage loans and mortgage loan borrowers underlying the CMBS, REITs and related real estate investments owned by the Fund. Potentially elevated levels of default would have an adverse impact on the Fund’s income, the value of its assets and distributions to its shareholders. The Fund’s ability to return the Original NAV to shareholders on or about the Termination Date may be impacted by current market conditions and will also depend on market conditions on or about the Termination Date, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price and various portfolio and cash flow management techniques.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

21	Invesco High Income 2024 Target Term Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 3, 2020, the Board of Trustees (the Board or the Trustees) of Invesco High Income 2024 Target Term Fund (the Fund) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Fund’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) for another year effective July 1, 2020. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and determined that the compensation payable thereunder by the Fund to Invesco Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 3, 2020.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreement

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process, oversight and structure, credit analysis, investment risk management and research capabilities. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board also reviewed and considered information regarding the benefits to the Fund resulting from Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the Transaction) and the resources that Invesco Advisers has committed to managing the Invesco family of funds following the Transaction. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board compared the Fund’s investment performance over the one and two year periods ending December 31, 2019 to the performance of funds in the Broadridge performance universe and against the Bloomberg Barclays U.S. Corporate MBS Investment Grade Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one and two year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics and this review did not change their conclusions. The Board also reviewed supplementally historic premium and discount levels of the Fund as provided to the Board at meetings throughout the year. The Board further recognized that the Fund was a target term fund with investment objectives which seek to provide a high level of current income and to return its original net asset value per common share on or about its termination date and discussed with management whether the Fund was on track to return the original net asset value to investors and provide current income consistent with expectations.

C.	Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the median contractual management fee rate of the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that there were only three funds (including the fund) in the expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent audited annual reports for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was ranked third out of three funds (including the Fund) in its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers does not manage other similarly managed mutual funds or client accounts.

D.	Economies of Scale and Breakpoints

The Board noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements. The Board also considered Invesco’s reinvestment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual Fund-by-Fund basis. The Board considered the methodology used for calculating profitability and noted the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers

22	Invesco High Income 2024 Target Term Fund

continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to certain Funds on an individual fund level. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund. The Board considered the organizational structure employed to provide additional services to the Fund.

The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash.

23	Invesco High Income 2024 Target Term Fund

Proxy Results

A Virtual Joint Annual Meeting (“Meeting”) of Shareholders of Invesco High Income 2024 Target Term Fund (the “Fund”) was held on August 7, 2020. The Meeting was held for the following purposes:

(1). Election of Trustees by Common Shareholders.

The results of the voting on the above matter was as follows:

			Votes
	Matter	Votes For	Withheld

(1).	David C. Arch	7,962,218.00	117,208.00
	Beth Ann Brown	7,962,829.00	116,597.00
	Anthony J. LaCava, Jr.	7,969,665.00	109,761.00
	Joel W. Motley	7,962,719.00	116,707.00
	Teresa M. Ressel	7,962,719.00	116,707.00
	Christopher L. Wilson	7,969,665.00	109,761.00

24	Invesco High Income 2024 Target Term Fund

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Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number: 811-23251	CE-HIN2024TT-SAR-1

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 14, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income 2024 Target Term Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 6, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 6, 2020